SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                                   Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   July 31, 2002
                                                --------------------------------


                                MSU DEVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State of Other Jurisdiction of Incorporation)



33-28622-A                                                   22-2748288
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(Commission File Number)                                    (IRS Employer
                                                             Identification No.)



2901 North Central Parkway, Suite 460, Plano, Texas                     75093
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(Address of Principal Executive Offices)                              (Zip Code)


                                 (972) 473-7543
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              (Registrant's Telephone Number, Including Area Code)


                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 5.         Other Events.

                     The Company is filing herewith its press release dated July 31, 2002 as Exhibit 99.1 hereto issued in connection with Rule 135c under the Securities Act of 1933, as amended.


Item 7.         Financial Statements and Exhibits.

                     (c)       Exhibits.
                               --------

                               99.1  Press Release dated July 31, 2002.


                                    SIGNATURE

                     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               MSU DEVICES INC.



Dated:  July 31, 2002                          By:        /s/ Jean Belanger
                                                  ------------------------------
                                                          Jean Belanger
                                                          Chairman of the Board





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                                  Exhibit Index


Exhibit Number            Description of Exhibit

99.1                      Press Release dated July 31, 2002.






















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